Principal Variable Contracts Funds, Inc.
Supplement dated May 29, 2020
to the Statutory Prospectus dated May 1, 2020
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INTERNATIONAL EMERGING MARKETS ACCOUNT
Under Principal Risks, add the following below Emerging Markets Risk:

•
China Investment Risk. The Account invests a significant portion of its assets in securities of issuers located or operating in China. Investing in China involves certain heightened risks and considerations relative to investments in more developed countries, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Account. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the Fixed-Income Securities section, add the following after the second paragraph:
The United Kingdom’s Financial Conduct Authority, which regulates the London Inter-bank Offered Rate (“LIBOR”), plans to phase out LIBOR by the end of 2021. There remains uncertainty regarding LIBOR’s future and the nature of a replacement rate. LIBOR’s discontinuation and replacement could lead to short-term and long-term uncertainty, market instability, and adverse impacts to newly issued and existing financial instruments that reference LIBOR. While some instruments may contemplate the discontinuation of LIBOR by providing for an alternative rate-setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, LIBOR’s discontinuation or replacement may affect the value, liquidity, or return on certain Fund investments and may result in costs in connection with closing out positions and entering into new trades.